48 Wall Street, New York, NY 10005

July 02, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers AMG Funds

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 1,196,903,171.2050 shares of Managers AMG Funds in respect to the Meeting of shareholders of said trust to be held on July 02, 2013.

D.F. King & co. Inc. has tabulated 472,000,859.6568 shares, which is 39.435% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 02, 2013
MANAGERS AMG
Managers AMG Funds

	No. of Shares	% of Outstanding Shares	% of Shares Present
1. To elect the following ten Nominees as members of the Board of Trustees of the Trust:

Bruce B. Bingham

Affirmative	464,625,658.2838	38.819%	98.437%
Withhold	7,375,201.3730	.616%	1.563%

TOTAL	472,000,859.6568	39.435%	100.000%

William E. Chapman II

Affirmative	464,198,406.3698	38.783%	98.347%
Withhold	7,802,453.2870	.652%	1.653%

TOTAL	472,000,859.6568	39.435%	100.000%

Edward J. Kaier

Affirmative	464,412,966.6098	38.801%	98.392%
Withhold	7,587,893.0470	.634%	1.608%

TOTAL	472,000,859.6568	39.435%	100.000%

Steven J. Paggioli

Affirmative	464,504,867.2158	38.809%	98.412%
Withhold	7,495,992.4410	.626%	1.588%

TOTAL	472,000,859.6568	39.435%	100.000%

Eric Rakowski

Affirmative	464,169,441.9938	38.781%	98.341%
Withhold	7,831,417.6630	.654%	1.659%

TOTAL	472,000,859.6568	39.435%	100.000%

Thomas R. Schneeweis

Affirmative	464,243,609.7668	38.787%	98.357%
Withhold	7,757,249.8900	.648%	1.643%

TOTAL	472,000,859.6568	39.435%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 02, 2013
MANAGERS AMG
Managers AMG Funds

	No. of Shares	% of Outstanding Shares	% of Shares Present
Christine C. Carsman

Affirmative	464,377,671.3968	38.798%	98.385%
Withhold	7,623,188.2600	.637%	1.615%

TOTAL	472,000,859.6568	39.435%	100.000%

Kurt Keilhacker

Affirmative	464,247,959.1338	38.787%	98.357%
Withhold	7,752,900.5230	.648%	1.643%

TOTAL	472,000,859.6568	39.435%	100.000%

Richard F. Powers III

Affirmative	463,829,385.3428	38.752%	98.269%
Withhold	8,171,474.3140	.683%	1.731%

TOTAL	472,000,859.6568	39.435%	100.000%

Victoria Sassine

Affirmative	463,785,962.1698	38.749%	98.260%
Withhold	8,214,897.4870	.686%	1.740%

TOTAL	472,000,859.6568	39.435%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
July 02, 2013
MANAGERS AMG
Managers AMG Funds

	No. of Shares	% of Outstanding Shares	% of Shares Present
* TRUST TOTALS:	SHARES

RECORD TOTAL:	1,196,903,171.2050

SHARES VOTED:	472,000,859.6568

PERCENT PRESENT:	39.435%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers AMG Funds

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 24,662,798,394.32 dollars of Managers AMG Funds in respect to the Meeting of shareholders of said trust to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 9,912,470,788.36 dollars, which is 40.192% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 2, 2013
MANAGERS AMG
Managers AMG Funds

	Dollars	% of Outstanding Dollars	% of Dollars Present
1. To elect the following ten Nominees as members of the Board of Trustees of the Trust:

Bruce B. Bingham

Affirmative	9,768,009,169.15	39.606%	98.543%
Withhold	144,461,619.21	0.586%	1.457%

TOTAL	9,912,470,788.36	40.192%	100.000%

William E. Chapman II

Affirmative	9,758,664,303.61	39.568%	98.448%
Withhold	153,806,484.75	0.624%	1.552%

TOTAL	9,912,470,788.36	40.192%	100.000%

Edward J. Kaier

Affirmative	9,763,510,013.92	39.588%	98.497%
Withhold	148,960,774.44	0.604%	1.503%

TOTAL	9,912,470,788.36	40.192%	100.000%

Steven J. Paggioli

Affirmative	9,765,296,287.70	39.595%	98.515%
Withhold	147,174,500.67	0.597%	1.485%

TOTAL	9,912,470,788.36	40.192%	100.000%

Eric Rakowski

Affirmative	9,758,121,834.28	39.566%	98.443%
Withhold	154,348,954.09	0.626%	l.557%

TOTAL	9,912,470,788.36	40.192%	100.000%

Thomas R. Schneeweis

Affirmative	9,759,655,066.20	39.572%	98.458%
Withhold	152,815,722.16	0.620%	1.542%

TOTAL	9,912,470,788.36	40.192%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 2, 2013
MANAGERS AMG
Managers AMG Funds

	Dollars	% of Outstanding Dollars	% of Dollars Present
Christine C. Carsman

Affirmative	9,762,644,429.27	39.584%	98.489%
Withhold	149,826,359.09	0.608%	1.511%

TOTAL	9,912,470,788.36	40.192%	100.000%

Kurt Keilhacker

Affirmative	9,759,570,863.70	39.572%	98.457%
Withhold	152,899,924.66	0.620%	1.543%

TOTAL	9,912,470,788.36	40.192%	100.000%

Richard F. Powers III

Affirmative	9,750,316,455.39	39.535%	98.364%
Withhold	162,154,332.97	0.657%	1.636%

TOTAL	9,912,470,788.36	40.192%	100.000%

Victoria Sassine

Affirmative	9,749,378,146.46	39.531%	98.355%
Withhold	163,092,641.91	0.661%	1.645%

TOTAL	9,912,470,788.36	40.192%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
July 2, 2013
MANAGERS AMG
Managers AMG Funds

	Dollars	% of Outstanding Dollars	% of Dollars Present
* TRUST TOTALS:	DOLLARS

RECORD TOTAL:	24,662,798,394.32

DOLLARS VOTED:	9,912,470,788.36

PERCENT PRESENT:	40.192%

48 Wall Street, New York, NY 10005

July 02, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers AMG Funds

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 1,196,903,171.2050 shares of Managers AMG Funds in respect to the Meeting of Shareholders of said trust to be held on July 02, 2013.

D.F. King & Co., Inc. has tabulated 472,000,859.6568 shares, which is 39.435% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 02, 2013
MANAGERS AMG
Managers AMG Funds

	No. of Shares	% of Outstanding Shares	% of Shares Present
3A. To amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative	281,520,639.6529	23.521%	59.644%
Against	6,879,617.9889	.575%	1.458%
Abstain	9,804,411.0150	.819%	2.077%
Brk Non-Vote	173,796,191.0000	14.520%	36.821%

TOTAL	472,000,859.6568	39.435%	100.000%

3B. To amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative	262,661,658.4699	21.946%	55.648%
Against	25,377,647.6949	2.120%	5.377%
Abstain	10,165,362.4920	.849%	2.154%
Brk Non-Vote	173,796,191.0000	14.520%	36.821%

TOTAL	472,000,859.6568	39.435%	100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

Affirmative	262,035,062.1179	21.893%	55.516%
Against	25,744,225.8549	2.151%	5.454%
Abstain	10,425,380.6840	.871%	2.209%
Brk Non-Vote	173,796,191.0000	14.520%	36.821%

TOTAL	472,000,859.6568	39.435%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 02, 2013
MANAGERS AMG
Managers AMG Funds

	No. of Shares	% of Outstanding Shares	% of Shares Present
* TRUST TOTALS:	SHARES

RECORD TOTAL:	1,196,903,171.2050

SHARES VOTED:	472,000,859.6568

PERCENT PRESENT:	39.435%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers AMG Funds

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 24,662,798,394.32 dollars of Managers AMG Funds in respect to the Meeting of Shareholders of said trust to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 9,912,470,788.36 dollars, which is 40.192% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 2, 2013
MANAGERS AMG
Managers AMG Funds

	Dollars	% of Outstanding Dollars	% of Dollars Present
3A. To amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative	5,735,361,878.13	23.255%	57.860%
Against	149,417,450.34	0.606%	1.507%
Abstain	190,511,438.53	0.772%	1.922%
Brk Non-Vote	3,837,180,021.36	15.559%	38.711%

TOTAL	9,912,470,788.36	40.192%	100.000%

3B. To amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, sale of Assets and Termination of Trust, Series or Classes

Affirmative	5,360,516,529.46	21.735%	54.079%
Against	516,204,500.91	2.093%	5.208%
Abstain	198,569,736.63	0.805%	2.002%
Brk Non-Vote	3,837,180,021.36	15.559%	38.711%

TOTAL	9,912,470,788.36	40.192%	100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

Affirmative	5,347,192,691.82	21.681%	53.944%
Against	524,275,243.81	2.126%	5.289%
Abstain	203,822,831.37	0.826%	2.056%
Brk Non-Vote	3,837,180,021.36	15.559%	38.711%

TOTAL	9,912,470,788.36	40.192%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 2, 2013
MANAGERS AMG
Managers AMG Funds

	Dollars	% of Outstanding Dollars	% of Dollars Present
* TRUST TOTALS:	DOLLARS

RECORD TOTAL:	24,662,798,394.32

DOLLARS VOTED:	9,912,470,788.36

PERCENT PRESENT:	40.192%

48 Wall Street, New York, NY 10005

July 02, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: TimesSquare Small Cap Growth Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 908,446,509.21 dollars of TimesSquare Small Cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on July 02, 2013.

D.F. King & Co., Inc. has tabulated 290,380,619.04 dollars, which is 31.965% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 02, 2013
Managers AMG Funds
TimesSquare Small Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	117,750,250.25	12.962%	40.550%
Against	121,186,250.10	13.340%	41.734%
Abstain	36,363,809.16	4.003%	12.523%
Brk Non-Vote	15,080,309.53	1.660%	5.193%

TOTAL	290,380,619.04	31.965%	100.000%

2B. To amend fundamental investment restrictions relating to: Borrowing

Affirmative	117,679,148.45	12.954%	40.526%
Against	121,296,589.56	13.352%	41.772%
Abstain	36,324,571.50	3.999%	12.509%
Brk Non-Vote	15,080,309.53	1.660%	5.193%

TOTAL	290,380,619.04	31.965%	100.000%

2C. TO amend fundamental investment restrictions relating to: Lending

Affirmative	117,715,487.28	12.958%	40.539%
Against	121,260,250.73	13.348%	41.759%
Abstain	36,324,571.50	3.999%	12.509%
Brk Non-Vote	15,080,309.53	1.660%	5.193%

TOTAL	290,380,619.04	31.965%	100.000%

2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	117,745,276.05	12.962%	40.549%
Against	121,197,017.78	13.341%	41.737%
Abstain	36,358,015.68	4.002%	12.521%
Brk Non-Vote	15,080,309.53	1.660%	5.193%

TOTAL	290,380,619.04	31.965%	100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling commodities

Affirmative	117,729,452.44	12.959%	40.543%
Against	121,200,932.57	13.342%	41.739%
Abstain	36,369,924.50	4.004%	12.525%
Brk Non-Vote	15,080,309.53	1.660%	5.193%

TOTAL	290,380,619.04	31.965%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 02, 2013
Managers AMG Funds
TimesSquare Small Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	117,745,284.19	12.962%	40.549%
Against	121,195,725.61	13.341%	41.737%
Abstain	36,359,299.71	4.002%	12.521%
Brk Non-Vote	15,080,309.53	1.660%	5.193%

TOTAL	290,380,619.04	31.965%	100.000%

2G. To amend fundamental investment restrictions relating to: Diversification of Investments

Affirmative	117,738,987.79	12.961%	40.547%
Against	121,157,836.00	13.337%	41.724%
Abstain	36,403,485.72	4.007%	12.536%
Brk Non-Vote	15,080,309.53	1.660%	5.193%

TOTAL	290,380,619.04	31.965%	100.000%

2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	117,756,915.04	12.962%	40.553%
Against	121,218,822.97	13.344%	41.745%
Abstain	36,324,571.50	3.999%	12.509%
Brk Non-Vote	15,080,309.53	1.660%	5.193%

TOTAL	290,380,619.04	31.965%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
July 02, 2013
Managers AMG Funds
TimesSquare Small Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	908,446,509.21

DOLLARS VOTED:	290,380,619.04

PERCENT PRESENT:	31.965%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: TimesSquare Small Cap Growth Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 908,446,509.21 dollars of TimesSquare Small Cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 348,057,142.05 dollars, which is 38.313% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 2, 2013
Managers AMG Funds
TimesSquare Small Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
3A. To amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative	296,182,828.54	32.603%	85.096%
Against	518,940.40	0.057%	0.149%
Abstain	36,459,050.46	4.013%	10.475%
Brk Non-Vote	14,896,322.65	1.640%	4.280%

TOTAL	348,057,142.05	38.313%	100.000%

3B. To amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative	272,468,177.69	29.992%	78.282%
Against	24,220,760.74	2.666%	6.959%
Abstain	36,471,880.97	4.015%	10.479%
Brk Non-Vote	14,896,322.65	1.640%	4.280%

TOTAL	348,057,142.05	38.313%	100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

Affirmative	272,472,902.74	29.993%	78.284%
Against	24,283,538.51	2.673%	6.977%
Abstain	36,404,378.15	4.007%	10.459%
Brk Non-Vote	14,896,322.65	1.640%	4.280%

TOTAL	348,057,142.05	38.313%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 2, 2013
Managers AMG Funds
TimesSquare Small Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	908,446,509.21

DOLLARS VOTED:	348,057,142.05

PERCENT PRESENT:	38.313%

48 Wall Street, New York, NY 10005

July 02, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: TimesSquare Mid Cap Growth Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 1,857,776,436.86 dollars of TimesSquare Mid Cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on July 02, 2013.

D.F. King & Co., Inc. has tabulated 631,039,777.61 dollars, which is 33.967% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 02, 2013
Managers AMG Funds
TimesSquare Mid Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	611,048,790.11	32.891%	96.831%
Against	1,398,052.26	.075%	.222%
Abstain	1,108,847.92	.060%	.176%
Brk Non-Vote	17,484,087.32	.941%	2.771%

TOTAL	631,039,777.61	33.967%	100.000%

2B. To amend fundamental investment restrictions relating to: Borrowing

Affirmative	611,058,614.47	32.891%	96.833%
Against	1,458,435.90	.079%	.231%
Abstain	1,038,639.92	.056%	.165%
Brk Non-Vote	17,484,087.32	.941%	2.771%

TOTAL	631,039,777.61	33.967%	100.000%

2C. To amend fundamental investment restrictions relating to: Lending

Affirmative	611,102,472.87	32.894%	96.840%
Against	1,392,960.10	.075%	.221%
Abstain	1,060,257.32	.057%	.168%
Brk Non-Vote	17,484,087.32	.941%	2.771%

TOTAL	631,039,777.61	33.967%	100.000%

2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	611,145,331.53	32.896%	96.847%
Against	1,323,079.30	.071%	.210%
Abstain	1,087,279.46	.059%	.172%
Brk Non-Vote	17,484,087.32	.941%	2.771%

TOTAL	631,039,777.61	33.967%	100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	611,123,401.17	32.895%	96.843%
Against	1,411,679.30	.076%	.224%
Abstain	1,020,609.82	.055%	.162%
Brk Non-Vote	17,484,087.32	.941%	2.771%

TOTAL	631,039,777.61	33.967%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 02, 2013
Managers AMG Funds
TimesSquare Mid Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	611,298,557.99	32.904%	96.871%
Against	1,217,387.98	.066%	.193%
Abstain	1,039,744.32	.056%	.165%
Brk Non-Vote	17,484,087.32	.941%	2.771%

TOTAL	631,039,777.61	33.967%	100.000%

2G. To amend fundamental investment restrictions relating to: Diversification of Investments

Affirmative	611,163,914.91	32.897%	96.850%
Against	1,374,784.18	.074%	.218%
Abstain	1,016,991.20	.055%	.161%
Brk Non-Vote	17,484,087.32	.941%	2.771%

TOTAL	631,039,777.61	33.967%	100.000%

2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	610,985,569.29	32.888%	96.821%
Against	1,542,909.52	.083%	.245%
Abstain	1,027,211.48	.055%	.163%
Brk Non-Vote	17,484,087,32	.941%	2.771%

TOTAL	631,039,777.61	33.967%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
July 02, 2013
Managers AMG Funds
TimesSquare Mid Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	1,857,776,436.86

DOLLARS VOTED:	631,039,777.61

PERCENT PRESENT:	33.967%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: TimesSquare Mid Cap Growth Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 1,857,776,436.86 dollars of TimesSquare Mid Cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 631,238,270.47 dollars, which is 33.978% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 2, 2013
Managers AMG Funds
TimesSquare Mid Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
3A. To amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative	599,674,447.91	32.279%	95.000%
Against	12,914,631.72	0.695%	2.046%
Abstain	1,283,991.60	0.069%	0.203%
Brk Non-Vote	17,365,199.24	0.935%	2.751%

TOTAL	631,238,270.47	33.978%	100.000%

3B. To amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative	591,862,696.60	31.859%	93.762%
Against	20,757,067.93	1.117%	3.288%
Abstain	1,253,306.70	0.067%	0.199%
Brk Non-Vote	17,365,199.24	0.935%	2.751%

TOTAL	631,238,270.47	33.978%	100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

Affirmative	591,635,640.53	31.846%	93.727%
Against	21,067,498.18	1.134%	3.337%
Abstain	1,169,932.52	0.063%	0.185%
Brk Non-Vote	17,365,199.24	0.935%	2.751%

TOTAL	631,238,270.47	33.978%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 2, 2013
Managers AMG Funds
TimesSquare Mid Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	1,857,776,436.86

DOLLARS VOTED:	631,238,270.47

PERCENT PRESENT:	33.978%

48 Wall Street, New York, NY 10005

July 02, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: TimesSquare International Small Cap Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 1,713,741.16 dollars of TimesSquare International Small Cap Fund in respect to the Meeting of Shareholders of said fund to be held on July 02, 2013.

D.F. King & Co., Inc. has tabulated 521,697.77 dollars, which is 30.442% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 02, 2013
Managers AMG Funds
TimesSquare International Small Cap Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	521,697.77	30.442%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%

TOTAL	521,697.77	30.442%	100.000%

2B. To amend fundamental investment restrictions relating to: Borrowing

Affirmative	521,697.77	30.442%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%

TOTAL	521,697.77	30.442%	100.000%

2C. To amend fundamental investment restrictions relating to: Lending

Affirmative	521,697.77	30.442%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%

TOTAL	521,697.77	30.442%	100.000%

2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	521,697.77	30.442%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%

TOTAL	521,697.77	30.442%	100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	521,697.77	30.442%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%

TOTAL	521,697.77	30.442%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 02, 2013
Managers AMG Funds
TimesSquare International Small Cap Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	521,697.77	30.442%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%

TOTAL	521,697.77	30.442%	100.000%

2G. To amend fundamental investment restrictions relating to: Diversification of Investments

Affirmative	521,697.77	30.442%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%

TOTAL	521,697.77	30.442%	100.000%

2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	521,697.77	30.442%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%

TOTAL	521,697.77	30.442%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
July 02, 2013
Managers AMG Funds
TimesSquare International Small Cap Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	1,713,741.16

DOLLARS VOTED:	521,697.77

PERCENT PRESENT:	30.442%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: TimesSquare International Small Cap Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 1,713,741.16 dollars of TimesSquare International Small Cap Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 521,697.77 dollars, which is 30.422% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 2, 2013
Managers AMG Funds
TimesSquare International Small Cap Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
3A. To amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative	521,697.77	30.442%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%

TOTAL	521,697.77	30.442%	100.000%

3B. To amend and restate the Master Trust Agreement of the Trust relating to: Merger, consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative	521,697.77	30.442%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%

TOTAL	521,697.77	30.442%	100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

Affirmative	521,697.77	30.442%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%

TOTAL	521,697.77	30.442%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 2, 2013
Managers AMG Funds
TimesSquare International Small Cap Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	1,713,741.16

DOLLARS VOTED:	521,697.77

PERCENT PRESENT:	30.442%

48 Wall Street, New York, NY 10005

July 02, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Skyline Special Equities Portfolio

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 271,341,457.04 dollars of Skyline Special Equities Portfolio in respect to the Meeting of Shareholders of said fund to be held on July 02, 2013.

D.F. King & Co., Inc. has tabulated 103,753,023.39 dollars, which is 38.237% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 02, 2013
Managers AMG Funds
Skyline Special Equities Portfolio

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	61,726,738.98	22.748%	59.494%
Against	16,601,097.04	6.118%	16.001%
Abstain	2,872,282.13	1.059%	2.768%
Brk Non-Vote	22,552,905.24	8.312%	21.737%

TOTAL	103,753,023.39	38.237%	100.000%

2B. To amend fundamental investment restrictions relating to: Borrowing

Affirmative	61,749,912.55	22.757%	59.517%
Against	16,453,480.01	6.064%	15.858%
Abstain	2,996,725.59	1.104%	2.888%
Brk Non-Vote	22,552,905.24	8.312%	21.737%

TOTAL	103,753,023.39	38.237%	100.000%

2C. To amend fundamental investment restrictions relating to: Lending

Affirmative	62,820,348.88	23.152%	60.548%
Against	15,372,832.64	5.665%	14.817%
Abstain	3,006,906.24	1.108%	2.898%
Brk Non-Vote	22,552,935.63	8.312%	21.737%

TOTAL	103,753,023.39	38.237%	100.000%

2D. To amend fundamental investment restrictions relating to: The underwriting of Securities

Affirmative	63,184,706.19	23.285%	60.899%
Against	15,378,408.12	5.668%	14.822%
Abstain	2,637,003.84	.972%	2.542%
Brk Non-Vote	22,552,905.24	8.312%	21.737%

TOTAL	103,753,023.39	38.237%	100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	62,581,353.22	23.063%	60.318%
Against	15,924,473.35	5.869%	15.348%
Abstain	2,694,291.58	.993%	2.597%
Brk Non-Vote	22,552,905.24	8.312%	21.737%

TOTAL	103,753,023.39	38.237%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 02, 2013
Managers AMG Funds
Skyline Special Equities Portfolio

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	62,802,059.99	23.144%	60.530%
Against	15,748,318.84	5.804%	15.179%
Abstain	2,649,739.32	.977%	2.554%
Brk Non-Vote	22,552,905.24	8.312%	21.737%

TOTAL	103,753,023.39	38.237%	100.000%

2G. To amend fundamental investment restrictions relating to: Diversification of Investments

Affirmative	74,797,065.13	27.565%	72.091%
Against	3,773,434.34	1.391%	3.637%
Abstain	2,629,618.68	.969%	2.535%
Brk Non-Vote	22,552,905.24	8.312%	21.737%

TOTAL	103,753,023.39	38.237%	100.000%

2H. To amend fundamental investment restrictions relating to: Concentrating Investments in A Particular Industry

Affirmative	73,425,738.72	27.060%	70.770%
Against	4,992,991.36	1.840%	4.812%
Abstain	2,781,388.07	1.025%	2.681%
Brk Non-Vote	22,552,905.24	8.312%	21.737%

TOTAL	103,753,023.39	38.237%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
July 02, 2013
Managers AMG Funds
Skyline Special Equities Portfolio

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	271,341,457.04

DOLLARS VOTED:	103,753,023.39

PERCENT PRESENT:	38.237%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Skyline Special Equities Portfolio

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 271,341,457.04 dollars of Skyline Special Equities Portfolio in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 105,428,608.19 dollars, which is 38.855% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 2, 2013
Managers AMG Funds
Skyline Special Equities Portfolio

	Dollars	% of Outstanding Dollars	% of Dollars Present
3A. To amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative	64,614,607.92	23.814%	61.287%
Against	4,255,938.44	1.568%	4.037%
Abstain	14,005,156.59	5.161%	13.284%
Brk Non-Vote	22,552,905.24	8.312%	21.392%

TOTAL	105,428,608.19	38.855%	100.000%

3B. To amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative	62,846,958.63	23.162%	59.610%
Against	5,429,337.21	2.001%	5.150%
Abstain	14,599,407.11	5.380%	13.848%
Brk Non-Vote	22,552,905.24	8.312%	21.392%

TOTAL	105,428,608.19	38.855%	100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

Affirmative	62,378,010.23	22.989%	59.166%
Against	6,145,429.88	2.265%	5.829%
Abstain	14,352,262.84	5.289%	13.613%
Brk Non-Vote	22,552,905.24	8.312%	21.392%

TOTAL	105,428,608.19	38.855%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 2, 2013
Managers AMG Funds
Skyline Special Equities Portfolio

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	271,341,457.04

DOLLARS VOTED:	105,428,608.19

PERCENT PRESENT:	38.855%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: GW&K Municipal Enhanced Yield Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 342,017,199.89 dollars of GW&K Municipal Enhanced Yield Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 177,878,670.05 dollars, which is 52.009% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrigue Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 2, 2013
Managers AMG Funds
GW&K Municipal Enhanced Yield Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	155,050,028.69	45.334%	87.166%
Against	497,803.14	0.146%	0.280%
Abstain	351,419.54	0.103%	0.198%
Brk Non-Vote	21,979,418.68	6.426%	12.356%

TOTAL	177,878,670.05	52.009%	100.000%

2B. To amend fundamental investment restrictions relating to: Borrowing

Affirmative	154,965,217.30	45.309%	87.119%
Against	647,375.32	0.189%	0.364%
Abstain	286,658.75	0.085%	0.161%
Brk Non-Vote	21,979,418.68	6.426%	12.356%

TOTAL	177,878,670.05	52.009%	100.000%

2C. To amend fundamental investment restrictions relating to: Lending

Affirmative	154,974,119.78	45.313%	87.124%
Against	647,375.32	0.189%	0.364%
Abstain	277,756.27	0.081%	0.156%
Brk Non-Vote	21,979,418.68	6.426%	12.356%

TOTAL	177,878,670.05	52.009%	100.000%

2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	154,998,974.30	45.319%	87.138%
Against	644,774.48	0.189%	0.362%
Abstain	255,502.59	0.075%	0.144%
Brk Non-Vote	21,979,418.68	6.426%	12.356%

TOTAL	177,878,670.05	52.009%	100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	154,820,898.63	45.268%	87.038%
Against	652,710.43	0.191%	0.367%
Abstain	425,642.31	0.124%	0.239%
Brk Non-Vote	21,979,418.68	6.426%	12.356%

TOTAL	177,878,670.05	52.009%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 2, 2013
Managers AMG Funds
GW&K Municipal Enhanced Yield Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	155,002,716.67	45.321%	87.140%
Against	386,886.17	0.113%	0.217%
Abstain	509,648.53	0.149%	0.287%
Brk Non-Vote	21,979,418.68	6.426%	12.356%

TOTAL	177,878,670.05	52.009%	100.000%

2G. To amend fundamental investment restrictions relating to: Diversification of Investments

Affirmative	155,210,516.35	45.382%	87.257%
Against	439,163.99	0.128%	0.247%
Abstain	249,571.03	0.073%	0.140%
Brk Non-Vote	21,979,418.68	6.426%	12.356%

TOTAL	177,878,670.05	52.009%	100.000%

2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	154,771,049.19	45.24%	87.009%
Against	705,884.37	0.206%	0.398%
Abstain	422,317.81	0.123%	0.237%
Brk Non-Vote	21,979,418.68	6.426%	12.356%

TOTAL	177,878,670.05	52.009%	100.000%

3A. To amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative	154,879,217.82	45.284%	87.070%
Against	757,598.14	0.222%	0.426%
Abstain	262,435.41	0.077%	0.148%
Brk Non-Vote	21,979,418.68	6.426%	12.356%

TOTAL	177,878,670.05	52.009%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
July 2, 2013
Managers AMG Funds
GW&K Municipal Enhanced Yield Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
3B. To amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative	152,999,003.54	44.735%	86.013%
Against	2,633,569.30	0.770%	1.481%
Abstain	266,678.53	0.078%	0.150%
Brk Non-Vote	21,979,418.68	6.426%	12.356%

TOTAL	177,878,670.05	52.009%	100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

Affirmative	152,991,185.20	44.732%	86.009%
Against	2,547,820.53	0.745%	1.432%
Abstain	360,245.63	0.105%	0.203%
Brk Non-Vote	21,979,418.68	6.426%	12.356%

TOTAL	177,878,670.05	52.009%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 4
July 2, 2013
Managers AMG Funds
GW&K Municipal Enhanced Yield Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	342,017,199.89

DOLLARS VOTED:	177,878,670.05

PERCENT PRESENT:	52.009%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: GW&K Small-Cap Equity Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 160,662,404.52 dollars of GW&K Small-Cap Equity Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 91,874,307.18 dollars, which is 57.185% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 2, 2013
Managers AMG Funds
GW&K Small-Cap Equity Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	68,221,827.01	42.463%	74.256%
Against	558,628.23	0.348%	0.608%
Abstain	249,806.02	0.155%	0.272%
Brk Non-Vote	22,844,045.92	14.219%	24.864%

TOTAL	91,874,307.18	57.185%	100.000%

2B. To amend fundamental investment restrictions relating to: Borrowing

Affirmative	68,249,643.47	42.480%	74.286%
Against	596,902.80	0.372%	0.650%
Abstain	183,714.99	0.114%	0.200%
Brk Non-Vote	22,844,045.92	14.219%	24.864%

TOTAL	91,874,307.18	57.185%	100.000%

2C. To amend fundamental investment restrictions relating to: Lending

Affirmative	68,249,643.47	42.480%	74.286%
Against	596,902.80	0.372%	0.650%
Abstain	183,714.99	0.114%	0.200%
Brk Non-Vote	22,844,045.92	14.219%	24.864%

TOTAL	91,874,307.18	57.185%	100.000%

2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	68,315,829.55	42.521%	74.358%
Against	557,614.33	0.347%	0.607%
Abstain	156,817.38	0.098%	0.171%
Brk Non-Vote	22,844,045.92	14.219%	24.864%

TOTAL	91,874,307.18	57.185%	100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	68,281,338.97	42.500%	74.321%
Against	592,104.91	0.368%	0.644%
Abstain	156,817.38	0.098%	0.171%
Brk Non-Vote	22,844,045.92	14.219%	24.864%

TOTAL	91,874,307.18	57.185%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 2, 2013
Managers AMG Funds
GW&K Small-Cap Equity Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	68,325,520.64	42.527%	74.369%
Against	547,923.24	0.341%	0.596%
Abstain	156,817.38	0.098%	0.171%
Brk Non-Vote	22,844,045.92	14.219%	24.864%

TOTAL	91,874,307.18	57.185%	100.000%

2G. To amend fundamental investment restrictions relating to: Diversification of Investments

Affirmative	68,337,502.95	42.535%	74.382%
Against	490,874.43	0.306%	0.534%
Abstain	201,883.88	0.125%	0.220%
Brk Non-Vote	22,844,045.92	14.219%	24.864%

TOTAL	91,874,307.18	57.185%	100.000%

2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	68,283,953.27	42.502%	74.324%
Against	547,923.24	0.341%	0.596%
Abstain	198,384.75	0.123%	0.216%
Brk Non-Vote	22,844,045.92	14.219%	24.864%

TOTAL	91,874,307.18	57.185%	100.000%

3A. To amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative	68,355,467.72	42.546%	74.401%
Against	517,976.17	0.322%	0.564%
Abstain	156,817.37	0.098%	0.171%
Brk Non-Vote	22,844,045.92	14.219%	24.864%

TOTAL	91,874,307.18	57.185%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
July 2, 2013
Managers AMG Funds
GW&K Small-Cap Equity Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
3B. To amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative	52,760,996.48	32.840%	57.427%
Against	16,019,762.85	9.971%	17.437%
Abstain	249,501.93	0.155%	0.272%
Brk Non-Vote	22,844,045.92	14.219%	24.864%

TOTAL	91,874,307.18	57.185%	100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

Affirmative	52,712,136.70	32.809%	57.375%
Against	15,990,849.86	9.953%	17.405%
Abstain	327,274.70	0.204%	0.356%
Brk Non-Vote	22,844,045.92	14.219%	24.864%

TOTAL	91,874,307.18	57.185%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 4
July 2, 2013
Managers AMG Funds
GW&K Small-Cap Equity Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	160,662,404.52

DOLLARS VOTED:	91,874,307.18

PERCENT PRESENT:	57.185%

48 Wall Street, New York, NY 10005

July 02, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: GW&K Municipal Bond Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 250,464,365.03 dollars of GW&K Municipal Bond Fund in respect to the Meeting of Shareholders of said fund to be held on July 02, 2013.

D.F. King & Co., Inc. has tabulated 146,980,539.11 dollars, which is 58.683% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 02, 2013
Managers AMG Funds
GW&K Municipal Bond Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	86,536,240.83	34.550%	58.876%
Against	1,610,791.30	.643%	1.096%
Abstain	6,214,261.24	2.481%	4.228%
Brk Non-Vote	52,619,245.74	21.009%	35.800%

TOTAL	146,980,539.11	58.683%	100.000%

2B. To amend fundamental investment restrictions relating to: Borrowing

Affirmative	86,780,375.64	34.647%	59.043%
Against	1,349,691.29	.539%	.918%
Abstain	6,231,226.44	2.488%	4.239%
Brk Non-Vote	52,619,245.74	21.009%	35.800%

TOTAL	146,980,539.11	58.683%	100.000%

2C. To amend fundamental investment restrictions relating to: Lending

Affirmative	86,785,540.87	34.649%	59.046%
Against	1,349,691.29	.539%	.918%
Abstain	6,226,061.21	2.486%	4.236%
Brk Non-Vote	52,619,245.74	21.009%	35.800%

TOTAL	146,980,539.11	58.683%	100.000%

2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	86,784,271.64	34.649%	59.045%
Against	1,374,828.26	.549%	.935%
Abstain	6,202,193.47	2.476%	4.220%
Brk Non-Vote	52,619,245.74	21.009%	35.800%

TOTAL	146,980,539.11	58.683%	100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	86,865,519.21	34.681%	59.100%
Against	1,310,545.89	.523%	.892%
Abstain	6,185,228.27	2.470%	4.208%
Brk Non-Vote	52,619,245.74	21.009%	35.800%

TOTAL	146,980,539.11	58.683%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 02, 2013
Managers AMG Funds
GW&K Municipal Bond Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	86,991,655.81	34.732%	59.186%
Against	1,167,444.09	.466%	.794%
Abstain	6,202,193.47	2.476%	4.220%
Brk Non-Vote	52,619,245.74	21.009%	35.800%

TOTAL	146,980,539.11	58.683%	100.000%

2G. To amend fundamental investment restrictions relating to: Diversification of Investments

Affirmative	86,869,233.45	34.682%	59.103%
Against	1,160,960.13	.464%	.790%
Abstain	6,331,099.79	2.528%	4.307%
Brk Non-Vote	52,619,245.74	21.009%	35.800%

TOTAL	146,980,539.11	58.683%	100.000%

2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	87,019,335.57	34.742%	59.205%
Against	1,041,317.72	.416%	.708%
Abstain	6,300,640.08	2.516%	4.287%
Brk Non-Vote	52,619,245.74	21.009%	35.800%

TOTAL	146,980,539.11	58.683%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
July 02, 2013
Managers AMG Funds
GW&K Municipal Bond Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	250,464,365.03

DOLLARS VOTED:	146,980,539.11

PERCENT PRESENT:	58.683%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: GW&K Municipal Bond Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 231,364,214.37 dollars of GW&K Municipal Bond Fund in respect to the Meeting of Shareholders of said fund to be held on November July 2, 2013.

D.F. King & Co., Inc. has tabulated 148,693,443.75 dollars, which is 64.268% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 2, 2013
Managers AMG Funds
GW&K Municipal Bond Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
3A. To amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative	88,811,519.29	38.386%	59.729%
Against	1,329,894.18	0.575%	0.894%
Abstain	6,214,261.24	2.686%	4.179%
Brk Non-Vote	52,337,769.04	22.621%	35.198%

TOTAL	148,693,443.75	64.268%	100.000%

3B. To amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative	61,960,810.59	26.781%	41.670%
Against	28,017,777.78	12.110%	18.843%
Abstain	6,377,086.34	2.756%	4.289%
Brk Non-Vote	52,337,769.04	22.621%	35.198%

TOTAL	148,693,443.75	64.268%	100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

Affirmative	61,960,810.59	26.781%	41.671%
Against	28,167,375.22	12.174%	18.943%
Abstain	6,227,488.90	2.692%	4.183%
Brk Non-Vote	52,337,769.04	22.621%	35.198%

TOTAL	148,693,443.75	64.268%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 2, 2013
Managers AMG Funds
GW&K Municipal Bond Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	231,364,214.37

DOLLARS VOTED:	148,693,443.75

PERCENT PRESENT:	64.268%

48 Wall Street, New York, NY 10005

July 02, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Renaissance Large Cap Growth Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 37,888,523.62 dollars of Renaissance Large Cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on July 02, 2013.

D.F. King & Co., Inc. has tabulated 16,732,026.95 dollars, which is 44.161% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 02, 2013
Managers AMG Funds
Renaissance Large Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	16,105,050.52	42.506%	96.253%
Against	81,557.14	.215%	.487%
Abstain	198,794.36	.525%	1.188%
Brk Non-Vote	346,624.93	.915%	2.072%

TOTAL	16,732,026.95	44.161%	100.000%

2B. To amend fundamental investment restrictions relating to: Borrowing

Affirmative	16,093,296.17	42.475%	96.182%
Against	93,311.49	.246%	.558%
Abstain	198,794.36	.525%	1.188%
Brk Non-Vote	346,624.93	.915%	2.072%

TOTAL	16,732,026.95	44.161%	100.000%

2C. To amend fundamental investment restrictions relating to: Lending

Affirmative	16,088,258.71	42.462%	96.152%
Against	84,940.10	.224%	.508%
Abstain	212,203.21	.560%	1.268%
Brk Non-Vote	346,624.93	.915%	2.072%

TOTAL	16,732,026.95	44.161%	100.000%

2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	16,105,050.52	42.506%	96.252%
Against	75,468.25	.199%	.451%
Abstain	204,883.25	.541%	1.225%
Brk Non-Vote	346,624.93	.915%	2.072%

TOTAL	16,732,026.95	44.161%	100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	16,102,628.47	42.500%	96.238%
Against	78,079.78	.206%	.467%
Abstain	204,693.77	.540%	1.223%
Brk Non-Vote	346,624.93	.915%	2.072%

TOTAL	16,732,026.95	44.161%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 02, 2013
Managers AMG Funds
Renaissance Large Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	16,095,110.73	42.480%	96.193%
Against	78,992.41	.208%	.472%
Abstain	211,298.88	.558%	1.263%
Brk Non-Vote	346,624.93	.915%	2.072%

TOTAL	16,732,026.95	44.161%	100.000%

2G. To amend fundamental investment restrictions relating to: Diversification of Investments

Affirmative	16,108,910.73	42.516%	96.275%
Against	71,608.04	.189%	.428%
Abstain	204,883.25	.541%	1.225%
Brk Non-Vote	346,624.93	.915%	2.072%

TOTAL	16,732,026.95	44.161%	100.000%

2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	16,100,024.05	42.492%	96.222%
Against	82,101.05	.217%	.491%
Abstain	203,276.92	.537%	1.215%
Brk Non-Vote	346,624.93	.915%	2.072%

TOTAL	16,732,026.95	44.161%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
July 02, 2013
Managers AMG Funds
Renaissance Large Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	37,888,523.62

DOLLARS VOTED:	16,732,026.95

PERCENT PRESENT:	44.161%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Renaissance Large Cap Growth Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 37,888,523.62 dollars of Renaissance Large Cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 18,343,504.35 dollars, which is 48.414% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 2, 2013
Managers AMG Funds
Renaissance Large Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
3A. To amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative	17,435,443.95	46.018%	95.050%
Against	60,390.59	0.159%	0.329%
Abstain	218,157.52	0.576%	1.189%
Brk Non-Vote	629,512.29	1.661%	3.432%

TOTAL	18,343,504.35	48.414%	100.000%

3B. To amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative	17,299,847.45	45.660%	94.311%
Against	204,234.59	0.539%	1.113%
Abstain	209,910.02	0.554%	1.144%
Brk Non-Vote	629,512.29	1.661%	3.432%

TOTAL	18,343,504.35	48.414%	100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

Affirmative	17,209,461.80	45.421%	93.818%
Against	239,288.96	0.632%	1.304%
Abstain	265,241.30	0.700%	1.446%
Brk Non-Vote	629,512.29	1.661%	3.432%

TOTAL	18,343,504.35	48.414%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 2, 2013
Managers AMG Funds
Renaissance Large Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	37,888,523.62

DOLLARS VOTED:	18,343,504.35

PERCENT PRESENT:	48.414%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Yacktman Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 10,724,135,392.30 dollars of Yacktman Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 4,783,196,910.85 dollars, which is 44.602% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 2, 2013
Managers AMG Funds
Yacktman Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
3A. To amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative	2,370,970,438.60	22.108%	49.568%
Against	72,504,154.27	0.676%	1.516%
Abstain	75,570,207.38	0.705%	1.580%
Brk Non-Vote	2,264,152,110.60	21.113%	47.336%

TOTAL	4,783,196,910.85	44.602%	100.000%

3B. To amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative	2,196,714,427.17	20.483%	45.926%
Against	242,579,436.68	2.262%	5.071%
Abstain	79,750,936.40	0.744%	1.667%
Brk Non-Vote	2,264,152,110.60	21.113%	47.336%

TOTAL	4,783,196,910.85	44.602%	100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

Affirmative	2,189,572,980.53	20.417%	45.776%
Against	246,321,731.91	2.297%	5.150%
Abstain	83,150,087.81	0.775%	1.738%
Brk Non-Vote	2,264,152,110.60	21.113%	47.336%

TOTAL	4,783,196,910.85	44.602%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 2, 2013
Managers AMG Funds
Yacktman Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	10,724,135,392.30

DOLLARS VOTED:	4,783,196,910.85

PERCENT PRESENT:	44.602%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Yacktman Focused Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 9,407,191,471.62 dollars of Yacktman Focused Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 3,426,291,968.15 dollars, which is 36.422% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 2, 2013
Managers AMG Funds
Yacktman Focused Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
3A. To amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative	1,917,359,170.58	20.382%	55.960%
Against	54,933,595.61	0.584%	1.603%
Abstain	46,548,061.12	0.495%	1.359%
Brk Non-Vote	1,407,451,140.84	14.961%	41.078%

TOTAL	3,426,291,968.15	36.422%	100.000%

3B. To amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative	1,805,564,607.24	19.194%	52.697%
Against	163,947,575.52	1.743%	4.785%
Abstain	49,328,644.55	0.524%	1.440%
Brk Non-Vote	1,407,451,140.84	14.961%	41.078%

TOTAL	3,426,291,968.15	36.422%	100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

Affirmative	1,801,002,653.26	19.145%	52.564%
Against	166,682,943.68	1.772%	4.865%
Abstain	51,155,230.37	0.544%	1.493%
Brk Non-Vote	1,407,451,140.84	14.961%	41.078%

TOTAL	3,426,291,968.15	36.422%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 2, 2013
Managers AMG Funds
Yacktman Focused Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	9,407,191,471.62

DOLLARS VOTED:	3,426,291,968.15

PERCENT PRESENT:	36.422%

48 Wall Street, New York, NY 10005

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: TimesSquare Mid Cap Growth Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 1,857,776,436.86 dollars of TimesSquare Mid Cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on August 20, 2013.

D.F. King & CO., Inc. has tabulated 1,042,367,925.38 dollars, which is 56.108% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
August 20, 2013
Managers AMG Funds
TimesSquare Mid Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	936,148,228.98	50.391%	89.809%
Against	2,956,611.82	.159%	.284%
Abstain	5,242,820.58	.282%	.503%
Brk Non-Vote	98,020,264.00	5.276%	9.404%

TOTAL	1,042,367,925.38	56.108%	100.000%

2B. To amend fundamental investment restrictions relating to: Borrowing

Affirmative	935,958,232.02	50.380%	89.791%
Against	3,149,520.04	.170%	.302%
Abstain	5,239,909.32	.282%	.503%
Brk Non-Vote	98,020,264.00	5.276%	9.404%

TOTAL	1,042,367,925.38	56.108%	100.000%

2C. To amend fundamental investment restrictions relating to: Lending

Affirmative	936,111,993.04	50.338%	89.805%
Against	2,945,593.36	.159%	.283%
Abstain	5,290,074.98	.285%	.508%
Brk Non-Vote	98,020,264.00	5.276%	9.404%

TOTAL	1,042,367,925.38	56.108%	100.000%

2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	936,181,366.64	50.393%	89.813%
Against	2,920,200.02	.157%	.280%
Abstain	5,246,094.72	.282%	.503%
Brk Non-Vote	98,020,264.00	5.276%	9.404%

TOTAL	1,042,367,925.38	56.108%	100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	936,233,468.80	50.396%	89.818%
Against	2,867,677.66	.154%	.275%
Abstain	5,246,514.92	.282%	.503%
Brk Non-Vote	98,020,264.00	5.276%	9.404%

TOTAL	1,042,367,925.38	56.108%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
August 20, 2013
Managers AMG Funds
TimesSquare Mid Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	936,223,806.02	50.395%	89.817%
Against	2,869,017.52	.154%	.275%
Abstain	5,254,837.84	.283%	.504%
Brk Non-Vote	98,020,264.00	5.276%	9.404%

TOTAL	1,042,367,925.38	56.108%	100.000%

2G. To amend fundamental investment restrictions relating to: Diversification of Investments

Affirmative	936,463,766.34	50.407%	89.840%
Against	2,741,876.90	.148%	.263%
Abstain	5,142,018.14	.277%	.493%
Brk Non-Vote	98,020,264.00	5.276%	9.404%

TOTAL	1,042,367,925.38	56.108%	100.000%

2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	936,023,847.72	50.384%	89.798%
Against	2,995,083.68	.161%	.287%
Abstain	5,328,729.98	.287%	.511%
Brk Non-Vote	98,020,264.00	5.276%	9.404%

TOTAL	1,042,367,925.38	56.108%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
August 20, 2013
Managers AMG Funds
TimesSquare Mid Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	1,857,776,436.86

DOLLARS VOTED:	1,042,367,925.38

PERCENT PRESENT:	56.108%

48 Wall Street, New York, NY 10005

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: TimesSquare Small Cap Growth Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 908,446,509.21 dollars of TimesSquare Small Cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on August 20, 2013.

D.F. King & Co., Inc. has tabulated 542,137,030.05 dollars, which is 59.677% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
August 20, 2013
Managers AMG Funds
TimesSquare Small Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	370,544,784.89	40.788%	68.349%
Against	121,693,837.01	13.396%	22.447%
Abstain	36,870,146.97	4.059%	6.801%
Brk Non-Vote	13,028,261.18	1.434%	2.403%

TOTAL	542,137,030.05	59.677%	100.000%

2B. To amend fundamental investment restrictions relating to: Borrowing

Affirmative	370,507,141.46	40.784%	68.342%
Against	121,755,985.25	13.403%	22.459%
Abstain	36,845,642.16	4.056%	6.796%
Brk Non-Vote	13,028,261.18	1.434%	2.403%

TOTAL	542,137,030.05	59.677%	100.000%

2C. To amend fundamental investment restrictions relating to: Lending

Affirmative	370,497,615.46	40.784%	68.340%
Against	121,780,258.73	13.405%	22.463%
Abstain	36,830,894.68	4.054%	6.794%
Brk Non-Vote	13,028,261.18	1.434%	2.403%

TOTAL	542,137,030.05	59.677%	100.000%

2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	370,501,765.87	40.784%	68.341%
Against	121,741,229.96	13.401%	22.456%
Abstain	36,865,773.04	4.058%	6.800%
Brk Non-Vote	13,028,261.18	1.434%	2.403%

TOTAL	542,137,030.05	59.677%	100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	370,578,351.94	40.793%	68.355%
Against	121,661,572.03	13.392%	22.441%
Abstain	36,868,844.90	4.058%	6.801%
Brk Non-Vote	13,028,261.18	1.434%	2.403%

TOTAL	542,137,030.05	59.677%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
August 20, 2013
Managers AMG Funds
TimesSquare Small Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	370,504,041.66	40.784%	68.341%
Against	121,738,840.98	13.401%	22.455%
Abstain	36,865,886.23	4.058%	6.800%
Brk Non-Vote	13,028,261.18	1.434%	2.403%

TOTAL	542,137,030.05	59.677%	100.000%

2G. To amend fundamental investment restrictions relating to: Diversification of Investments

Affirmative	370,535,540.93	40.787%	68.347%
Against	121,665,291.24	13.393%	22.442%
Abstain	36,907,936.70	4.063%	6.808%
Brk Non-Vote	13,028,261.18	1.434%	2.403%

TOTAL	542,137,030.05	59.677%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
August 20, 2013
Managers AMG Funds
TimesSquare Small Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	908,446,509.21

DOLLARS VOTED:	542,137,030.05

PERCENT PRESENT:	59.677%

48 Wall Street, New York, NY 10005

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: TimesSquare International Small Cap Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 1,713,741.16 dollars of TimesSquare International Small Cap Fund in respect to the Meeting of Shareholders of said fund to be held on August 20, 2013.

D.F. King & Co., Inc. has tabulated 1,627,130.73 dollars, which is 94.946% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
August 20, 2013
Managers AMG Funds
TimesSquare International Small Cap Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	1,627,130.73	94.946%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%

TOTAL	1,627,130.73	94.946%	100.000%

2B. To amend fundamental investment restrictions relating to: Borrowing

Affirmative	1,627,130.73	94.946%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%

TOTAL	1,627,130.73	94.946%	100.000%

2C. To amend fundamental investment restrictions relating to: Lending

Affirmative	1,627,130.73	94.946%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%

TOTAL	1,627,130.73	94.946%	100.000%

2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	1,627,130.73	94.946%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%

TOTAL	1,627,130.73	94.946%	100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	1,627,130.73	94.946%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%

TOTAL	1,627,130.73	94.946%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
August 20, 2013
Managers AMG Funds
TimesSquare International Small Cap Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	1,627,130.73	94.946%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%

TOTAL	1,627,130.73	94.946%	100.000%

2G. To amend fundamental investment restrictions relating to: Diversification of Investments

Affirmative	1,627,130.73	94.946%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%

TOTAL	1,627,130.73	94.946%	100.000%

2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	1,627,130.73	94.946%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%

TOTAL	1,627,130.73	94.946%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
August 20, 2013
Managers AMG Funds
TimesSquare International Small Cap Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	1,713,741.16

DOLLARS VOTED:	1,627,130.73

PERCENT PRESENT:	94.946%

48 Wall Street, New York, NY 10005

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Skyline Special Equities Portfolio

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 271,341,457.04 dollars of Skyline Special Equities Portfolio in respect to the Meeting of Shareholders of said fund to be held on August 20, 2013.

D.F. King & Co., Inc. has tabulated 155,791,507.48 dollars, which is 57.415% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
August 20, 2013
Managers AMG Funds
Skyline Special Equities Portfolio

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	95,357,169.60	35.142%	61.209%
Against	18,922,758.84	6.974%	12.146%
Abstain	5,054,337.10	1.863%	3.244%
Brk Non-Vote	36,457,241.94	13.436%	23.401%

TOTAL	155,791,507.48	57.415%	100.000%

2B. To amend fundamental investment restrictions relating to: Borrowing

Affirmative	95,041,495.39	35.026%	61.006%
Against	19,101,144.34	7.040%	12.261%
Abstain	5,191,625.81	1.913%	3.332%
Brk Non-Vote	36,457,241.94	13.436%	23.401%

TOTAL	155,791,507.48	57.415%	100.000%

2C. To amend fundamental investment restrictions relating to: Lending

Affirmative	96,411,448.25	35.531%	61.885%
Against	17,795,684.84	6.558%	11.423%
Abstain	5,127,102.06	1.890%	3.291%
Brk Non-Vote	36,457,272.33	13.436%	23.401%

TOTAL	155,791,507.48	57.415%	100.000%

2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	96,877,073.97	35.702%	62.184%
Against	17,720,791.61	6.531%	11.375%
Abstain	4,736,399.96	1.746%	3.040%
Brk Non-Vote	36,457,241.94	13.436%	23.401%

TOTAL	155,791,507.48	57.415%	100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	96,105,570.03	35.419%	61.689%
Against	18,362,201.49	6.767%	11.786%
Abstain	4,866,494.02	1.733%	3.124%
Brk Non-Vote	36,457,241.94	13.436%	23.401%

TOTAL	155,791,507.48	57.415%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
August 20, 2013
Managers AMG Funds
Skyline Special Equities Portfolio

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	96,310,316.00	35.494%	61.820%
Against	18,177,590.84	6.699%	11.668%
Abstain	4,846,358.70	1.786%	3.111%
Brk Non-Vote	36,457,241.94	13.436%	23.401%

TOTAL	155,791,507.48	57.415%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
August 20, 2013
Managers AMG Funds
Skyline Special Equities Portfolio

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	271,341,457.04

DOLLARS VOTED:	155,791,507.48

PERCENT PRESENT:	57.415%

48 Wall Street, New York, NY 10005

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Skyline Special Equities Portfolio

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 271,341,457.04 dollars of Skyline Special Equities Portfolio in respect to the Meeting of Shareholders of said fund to be held on August 20, 2013.

D.F. King & Co., Inc. has tabulated 156,397,502.68 dollars, which is 57.639% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
August 20, 2013
Managers AMG Funds
Skyline Special Equities Portfolio

	Dollars	% of Outstanding Dollars	% of Dollars Present
2G. To amend fundamental investment restrictions relating to: Diversification of Investments

Affirmative	109,666,909.36	40.417%	70.120%
Against	6,123,779.65	2.257%	3.916%
Abstain	4,798,398.23	1.768%	3.068%
Brk Non-Vote	35,808,415.44	13.197%	22.896%

TOTAL	156,397,502.68	57.639%	100.000%

2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	107,393,377.28	39.579%	68.666%
Against	8,139,739.98	3.000%	5.205%
Abstain	5,055,969.98	1.863%	3.233%
Brk Non-Vote	35,808,415.44	13.197%	22.896%

TOTAL	156,397,502.68	57.639%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
August 20, 2013
Managers AMG Funds
Skyline Special Equities Portfolio

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	271,341,457.04

DOLLARS VOTED:	156,397,502.68

PERCENT PRESENT:	57.639%

48 Wall Street, New York, NY 10005

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: GW&K Municipal Bond Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 250,464,365.03 dollars of GW&K Municipal Bond Fund in respect to the Meeting of Shareholders of said fund to be held on August 20, 2013.

D.F. King & Co., Inc. has tabulated 162,845,739.80 dollars, which is 65.018% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
August 20, 2013
Managers AMG Funds
GW&K Municipal Bond Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	105,885,338.37	42.276%	65.022%
Against	2,182,250.11	.871%	1.340%
Abstain	6,614,107.16	2.641%	4.062%
Brk Non-Vote	48,164,044.16	19.230%	29.576%

TOTAL	162,845,739.80	65.018%	100.000%

2B. To amend fundamental investment restrictions relating to: Borrowing

Affirmative	106,327,592.76	42.452%	65.294%
Against	1,712,760.92	.684%	1.052%
Abstain	6,641,341.96	2.652%	4.078%
Brk Non-Vote	48,164,044.16	19.230%	29.576%

TOTAL	162,845,739.80	65.018%	100.000%

2C. To amend fundamental investment restrictions relating to: Lending

Affirmative	106,123,046.43	42.370%	65.168%
Against	1,922,460.86	.768%	1.181%
Abstain	6,636,188.35	2.650%	4.075%
Brk Non-Vote	48,164,044.16	19.230%	29.576%

TOTAL	162,845,739.80	65.018%	100.000%

2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	106,416,970.02	42.488%	65.349%
Against	1,662,697.85	.664%	1.021%
Abstain	6,602,027.77	2.636%	4.054%
Brk Non-Vote	48,164,044.16	19.230%	29.576%

TOTAL	162,845,739.80	65.018%	100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	106,364,240.49	42.467%	65.316%
Against	1,732,380.96	.692%	1.064%
Abstain	6,585,074.19	2.629%	4.044%
Brk Non-Vote	48,164,044.16	19.230%	29.576%

TOTAL	162,845,739.80	65.018%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
August 20, 2013
Managers AMG Funds
GW&K Municipal Bond Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	106,561,913.84	42.546%	65.438%
Against	1,517,754.03	.606%	.932%
Abstain	6,602,027.77	2.636%	4.054%
Brk Non-Vote	48,164,044.16	19.230%	29.576%

TOTAL	162,845,739.80	65.018%	100.000%

2G. To amend fundamental investment restrictions relating to: Diversification of Investments

Affirmative	106,445,299.86	42.500%	65.367%
Against	1,493,992.75	.596%	.917%
Abstain	6,742,403.03	2.692%	4.140%
Brk Non-Vote	48,164,044.16	19.230%	29.576%

TOTAL	162,845,739.80	65.018%	100.000%

2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	106,583,317.25	42.555%	65.451%
Against	1,397,904.01	.558%	.858%
Abstain	6,700,474.38	2.675%	4.115%
Brk Non-Vote	48,164,044.16	19.230%	29.576%

TOTAL	162,845,739.80	65.018%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
August 20, 2013
Managers AMG Funds
GW&K Municipal Bond Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	250,464,365.03

DOLLARS VOTED:	162,845,739.80

PERCENT PRESENT:	65.018%

48 Wall Street, New York, NY 10005

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Renaissance Large Cap Growth Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 37,888,523.62 dollars of Renaissance Large Cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on August 20, 2013.

D.F. King & Co., Inc. has tabulated 19,691,038.35 dollars, which is 51.971% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
August 20, 2013
Managers AMG Funds
Renaissance Large Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	18,708,855.98	49.378%	95.012%
Against	103,648.73	.274%	.526%
Abstain	274,261.11	.724%	1.393%
Brk Non-Vote	604,272.53	1.595%	3.069%

TOTAL	19,691,038.35	51.971%	100.000%

2B. To amend fundamental investment restrictions relating to: Borrowing

Affirmative	18,678,993.55	49.300%	94.860%
Against	139,720.01	.369%	.710%
Abstain	268,052.26	.707%	1.361%
Brk Non-Vote	604,272.53	1.595%	3.069%

TOTAL	19,691,038.35	51.971%	100.000%

2C. To amend fundamental investment restrictions relating to: Lending

Affirmative	18,676,392.84	49.293%	94.847%
Against	128,911.88	.340%	.655%
Abstain	281,461.10	.743%	1.429%
Brk Non-Vote	604,272.53	1.595%	3.069%

TOTAL	19,691,038.35	51.971%	100.000%

2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	18,706,025.56	49.372%	94.998%
Against	103,590.49	.273%	.526%
Abstain	277,149.77	.731%	1.407%
Brk Non-Vote	604,272.53	1.595%	3.069%

TOTAL	19,691,038.35	51.971%	100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	18,701,836.98	49.360%	94.976%
Against	110,977.18	.293%	.564%
Abstain	273,951.66	.723%	1.391%
Brk Non-Vote	604,272.53	1.595%	3.069%

TOTAL	19,691,038.35	51.971%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
August 20, 2013
Managers AMG Funds
Renaissance Large Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	18,689,942.58	49.329%	94.916%
Against	116,266.46	.307%	.590%
Abstain	280,556.78	.740%	1.425%
Brk Non-Vote	604,272.53	1.595%	3.069%

TOTAL	19,691,038.35	51.971%	100.000%

2G. To amend fundamental investment restrictions relating to: Diversification of Investments

Affirmative	18,720,345.39	49.409%	95.071%
Against	92,835.98	.245%	.471%
Abstain	273,584.45	.722%	1.389%
Brk Non-Vote	604,272.53	1.595%	3.069%

TOTAL	19,691,038.35	51.971%	100.000%

2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	18,677,461.99	49.296%	94.853%
Against	133,760.39	.353%	.679%
Abstain	275,543.44	.727%	1.399%
Brk Non-Vote	604,272.53	1.595%	3.069%

TOTAL	19,691,038.35	51.971%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
August 20, 2013
Managers AMG Funds
Renaissance Large Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	37,888,523.62

DOLLARS VOTED:	19,691,038.35

PERCENT PRESENT:	51.971%

48 Wall Street, New York, NY 10005

September 27, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: TimesSquare Small Cap Growth Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 908,446,509.21 dollars of TimesSquare Small Cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on September 27, 2013.

D.F. King & Co., Inc. has tabulated 566,963,197.96 dollars, which is 62.410% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
September 27, 2013
Managers AMG Funds
TimesSquare Small Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	395,183,718.06	43.501%	69.702%
Against	121,872,308.38	13.415%	21.496%
Abstain	37,092,947.24	4.083%	6.542%
Brk Non-Vote	12,814,224.28	1.411%	2.260%

TOTAL	566,963,197.96	62.410%	100.000%

2B. To amend fundamental investment restrictions relating to: Borrowing

Affirmative	395,183,215.69	43.501%	69.702%
Against	121,897,315.56	13.418%	21.500%
Abstain	37,068,442.43	4.080%	6.538%
Brk Non-Vote	12,814,224.28	1.411%	2.260%

TOTAL	566,963,197.96	62.410%	100.000%

2C. To amend fundamental investment restrictions relating to: Lending

Affirmative	395,136,119.85	43.495%	69.694%
Against	121,959,158.88	13.425%	21.511%
Abstain	37,053,694.95	4.079%	6.535%
Brk Non-Vote	12,814,224.28	1.411%	2.260%

TOTAL	566,963,197.96	62.410%	100.000%

2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	395,185,452.21	43.501%	69.703%
Against	121,876,586.72	13.416%	21.496%
Abstain	37,086,934.75	4.082%	6.541%
Brk Non-Vote	12,814,224.28	1.411%	2.260%

TOTAL	566,963,197.96	62.410%	100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	395,254,854.95	43.508%	69.714%
Against	121,804,112.12	13.408%	21.484%
Abstain	37,090,006.61	4.083%	6.542%
Brk Non-Vote	12,814,224.28	1.411%	2.260%

TOTAL	566,963,197.96	62.410%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
September 27, 2013
Managers AMG Funds
TimesSquare Small Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	395,185,913.88	43.501%	69.703%
Against	121,876,011.86	13.416%	21.496%
Abstain	37,087,047.94	4.082%	6.541%
Brk Non-Vote	12,814,224.28	1.411%	2.260%

TOTAL	566,963,197.56	62.410%	100.000%

2G. To amend fundamental investment restrictions relating to: Diversification of Investments

Affirmative	395,214,414.00	43.504%	69.707%
Against	121,798,994.81	13.407%	21.483%
Abstain	37,135,564.87	4.088%	6.550%
Brk Non-Vote	12,814,224.28	1.411%	2.260%

TOTAL	566,963,197.96	62.410%	100.000%

2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	344,495,878.45	37.920%	60.762%
Against	172,601,975.16	19.000%	30.443%
Abstain	37,051,120.07	4.079%	6.535%
Brk Non-Vote	12,814,224.28	1.411%	2.260%

TOTAL	566,963,197.96	62.410%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
September 27, 2013
Managers AMG Funds
TimesSquare Small Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	908,446,509.21

DOLLARS VOTED:	566,963,197.96

PERCENT PRESENT:	62.410%

48 Wall Street, New York, NY 10005

September 27, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: GW&K Municipal Bond Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 231,364,214.37 dollars of GW&K Municipal Bond Fund in respect to the Meeting of shareholders of said fund to be held on September 27, 2013.

D.F. King & Co., Inc. has tabulated 172,968,423.65 dollars, which is 74.760% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
September 27, 2013
Managers AMG Funds
GW&K Municipal Bond Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	116,792,486.29	50.479%	67.523%
Against	2,387,410.89	1.032%	1.380%
Abstain	6,788,039.39	2.934%	3.924%
Brk Non-Vote	47,000,487.08	20.315%	27.173%

TOTAL	172,968,423.65	74.760%	100.000%

2B. To amend fundamental investment restrictions relating to: Borrowing

Affirmative	117,094,076.51	50.610%	67.697%
Against	2,027,084.91	.876%	1.172%
Abstain	6,846,775.15	2.959%	3.958%
Brk Non-Vote	47,000,487.08	20.315%	27.173%

TOTAL	172,968,423.65	74.760%	100.000%

2C. To amend fundamental investment restrictions relating to: Lending

Affirmative	116,925,320.39	50.537%	67.600%
Against	2,200,994.64	.951%	1.272%
Abstain	6,841,621.54	2.957%	3.955%
Brk Non-Vote	47,000,487.08	20.315%	27.173%

TOTAL	172,968,423.65	74.760%	100.000%

2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	117,260,789.74	50.682%	67.793%
Against	1,899,685.87	.821%	1.098%
Abstain	6,807,460.96	2.942%	3.936%
Brk Non-Vote	47,000,487.08	20.315%	27.173%

TOTAL	172,968,423.65	74.760%	100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	117,208,060.21	50.659%	67.762%
Against	1,969,368.98	.851%	1.139%
Abstain	6,790,507.38	2.935%	3.926%
Brk Non-Vote	47,000,487.08	20.315%	27.173%

TOTAL	172,968,423.65	74.760%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
September 27, 2013
Managers AMG Funds
GW&K Municipal Bond Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	117,437,549.12	50.758%	67.895%
Against	1,722,926.49	.745%	.996%
Abstain	6,807,460.96	2.942%	3.936%
Brk Non-Vote	47,000,487.08	20.315%	27.173%

TOTAL	172,968,423.65	74.760%	100.000%

2G. To amend fundamental investment restrictions relating to: Diversification of Investments

Affirmative	117,320,935.14	50.708%	67.828%
Against	1,685,090.81	.728%	.974%
Abstain	6,961,910.62	3.009%	4.025%
Brk Non-Vote	47,000,487.05	20.315%	27.173%

TOTAL	172,968,423.65	74.760%	100.000%

2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	117,427,136.96	50.753%	67.889%
Against	1,634,892.04	.707%	.945%
Abstain	6,905,907.57	2.985%	3.993%
Brk Non-Vote	47,000,487.08	20.315%	27.173%

TOTAL	172,968,423.65	74.760%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
September 27, 2013
Managers AMG Funds
GW&K Municipal Bond Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	231,364,214.37

DOLLARS VOTED:	172,968,423.65

PERCENT PRESENT:	74.760%

48 Wall Street, New York, NY 10005

September 27, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Skyline Special Equities Portfolio

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 271,341,457.04 dollars of Skyline Special Equities Portfolio in respect to the Meeting of Shareholders of said fund to be held on September 27, 2013.

D.F. King & Co., Inc. has tabulated 164,705,916.95 dollars, which is 60.701% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
September 27, 2013
Managers AMG Funds
Skyline Special Equities Portfolio

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	105,774,521.33	38.983%	64.220%
Against	19,618,178.86	7.230%	11.911%
Abstain	5,712,270.14	2.105%	3.468%
Brk Non-Vote	33,600,946.62	12.383%	20.401%

TOTAL	164,705,916.95	60.701%	100.000%

2B. To amend fundamental investment restrictions relating to: Borrowing

Affirmative	105,383,883.22	38.839%	63.982%
Against	20,139,422.85	7.422%	12.228%
Abstain	5,581,664.26	2.057%	3.389%
Brk Non-Vote	33,600,946.62	12.383%	20.401%

TOTAL	164,705,916.95	60.701%	100.000%

2C. To amend fundamental investment restrictions relating to: Lending

Affirmative	106,965,915.57	39.422%	64.943%
Against	18,573,886.71	6.845%	11.277%
Abstain	5,565,168.05	2.051%	3.379%
Brk Non-Vote	33,600,946.62	12.383%	20.401%

TOTAL	164,705,916.95	60.701%	100.000%

2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	107,155,578.83	39.491%	65.058%
Against	18,550,659.33	6.837%	11.263%
Abstain	5,398,732.17	1.990%	3.278%
Brk Non-Vote	33,600,946.62	12.383%	20.401%

TOTAL	164,705,916.95	60.701%	100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	106,448,721.20	39.232%	64.629%
Against	19,225,376.65	7.085%	11.673%
Abstain	5,430,872.48	2.001%	3.297%
Brk Non-Vote	33,600,946.62	12.383%	20.401%

TOTAL	164,705,916.95	60.701%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
September 27, 2013
Managers AMG Funds
Skyline Special Equities Portfolio

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	106,773,713.04	39.351%	64.827%
Against	18,918,645.55	6.972%	11.486%
Abstain	5,412,611.74	1.995%	3.286%
Brk Non-Vote	33,600,946.62	12.383%	20.401%

TOTAL	164,705,916.95	60.701%	100.000%

2G. To amend fundamental investment restrictions relating to: Diversification of Investments

Affirmative	119,332,931.52	43.980%	72.452%
Against	6,613,075.51	2.437%	4.015%
Abstain	5,158,963.30	1.901%	3.132%
Brk Non-Vote	33,600,946.62	12.383%	20.401%

TOTAL	164,705,916.95	60.701%	100.000%

2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	116,733,597.65	43.022%	70.873%
Against	8,854,539.65	3.263%	5.376%
Abstain	5,516,833.03	2.033%	3.350%
Brk Non-Vote	33,600,946.62	12.383%	20.401%

TOTAL	164,705,916.95	60.701%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
September 27, 2013
Managers AMG Funds
Skyline Special Equities Portfolio

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	271,341,457.04

DOLLARS VOTED:	164,705,916.95

PERCENT PRESENT:	60.701%

48 Wall Street, New York, NY 10005

October 22, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: TimesSquare Small Cap Growth Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 908,446,509.21 dollars of TimesSquare Small Cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on October 22, 2013.

D.F. King & Co., Inc. has tabulated 579,350,866.95 dollars, which is 63.774% of the outstanding dollars. A breakdown of the Vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
October 22, 2013
Managers AMG Funds
TimesSquare Small Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	414,667,217.30	45.645%	71.575%
Against	121,918,846.41	13.421%	21.044%
Abstain	30,502,978.06	3.358%	5.265%
Brk Non-Vote	12,261,825.18	1.350%	2.116%

TOTAL	579,350,866.95	63.774%	100.000%

2B. To amend fundamental investment restrictions relating to: Borrowing

Affirmative	403,464,686.44	44.412%	69.641%
Against	122,028,927.04	13.433%	21.063%
Abstain	41,595,428.29	4.579%	7.180%
Brk Non-Vote	12,261,825.18	1.350%	2.116%

TOTAL	579,350,866.95	63.774%	100.000%

2C. To amend fundamental investment restrictions relating to: Lending

Affirmative	414,534,545.64	45.631%	71.552%
Against	122,090,770.36	13.440%	21.074%
Abstain	30,463,725.77	3.353%	5.258%
Brk Non-Vote	12,261,825.18	1.350%	2.116%

TOTAL	579,350,866.95	63.774%	100.000%

2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	414,693,588.37	45.649%	71.579%
Against	121,923,124.75	13.421%	21.045%
Abstain	30,472,328.65	3.354%	5.260%
Brk Non-Vote	12,261,825.18	1.350%	2.116%

TOTAL	579,350,866.95	63.774%	100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	403,618,239.07	44.430%	69.668%
Against	121,850,664.78	13.413%	21.032%
Abstain	41,620,137.92	4.581%	7.184%
Brk Non-Vote	12,261,825.18	1.350%	2.116%

TOTAL	579,350,866.95	63.774%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
October 22, 2013
Managers AMG Funds
TimesSquare Small Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	414,584,339.67	45.637%	71.561%
Against	122,007,623.34	13.430%	21.059%
Abstain	30,497,078.76	3.357%	5.264%
Brk Non-Vote	12,261,825.18	1.350%	2.116%

TOTAL	579,350,866.95	63.774%	100.000%

2G. To amend fundamental investment restrictions relating to: Diversification of Investments

Affirmative	414,612,839.79	45.640%	71.566%
Against	121,930,606.29	13.422%	21.046%
Abstain	30,545,595.69	3.362%	5.272%
Brk Non-Vote	12,261,825.18	1.350%	2.116%

TOTAL	579,350,866.95	63.774%	100.000%

2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	363,891,144.16	40.057%	62.811%
Against	172,733,601.27	19.014%	29.815%
Abstain	30,464,296.34	3.353%	5.258%
Brk Non-Vote	12,261,825.18	1.350%	2.116%

TOTAL	579,350,866.95	63.774%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
October 22, 2013
Managers AMG Funds
TimesSquare Small Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	908,446,509.21

DOLLARS VOTED:	579,350,866.95

PERCENT PRESENT:	63.774%

48 Wall Street, New York, NY 10005

October 22, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Skyline Special Equities Portfolio

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 271,341,457.04 dollars of Skyline Special Equities Portfolio in respect to the Meeting of Shareholders of said fund to be held on October 22, 2013.

D.F. King & Co., Inc. has tabulated 170,005,657.55 dollars, which is 62.654% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
October 22, 2013
Managers AMG Funds
Skyline Special Equities Portfolio

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	115,183,117.93	42.450%	67.752%
Against	19,898,308.13	7.333%	11.705%
Abstain	6,598,441.85	2.432%	3.881%
Brk Non-Vote	28,325,789.64	10.439%	16.662%

TOTAL	170,005,657.55	62.654%	100.000%

2B. To amend fundamental investment restrictions relating to: Borrowing

Affirmative	114,734,625.47	42.284%	67.488%
Against	20,471,571.60	7.545%	12.042%
Abstain	6,473,670.84	2.386%	3.808%
Brk Non-Vote	28,325,789.64	10.439%	16.662%

TOTAL	170,005,657.55	62.654%	100.000%

2C. To amend fundamental investment restrictions relating to: Lending

Affirmative	116,475,471.01	42.926%	68.512%
Against	18,753,057.15	6.911%	11.031%
Abstain	6,451,339.75	2.378%	3.795%
Brk Non-Vote	28,325,789.64	10.439%	16.662%

TOTAL	170,005,657.55	62.654%	100.000%

2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	116,565,442.13	42.959%	68.565%
Against	18,812,105.71	6.933%	11.066%
Abstain	6,302,320.07	2.323%	3.707%
Brk Non-Vote	28,325,789.64	10.439%	16.662%

TOTAL	170,005,657.55	62.654%	100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	115,823,625.50	42.686%	68.129%
Against	19,546,643.78	7.204%	11.498%
Abstain	6,309,598.63	2.325%	3.711%
Brk Non-Vote	28,325,789.64	10.439%	16.662%

TOTAL	170,005,657.55	62.654%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
October 22, 2013
Managers AMG Funds
Skyline Special Equities Portfolio

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	116,180,273.52	42.817%	68.339%
Against	19,190,840.30	7.073%	11.288%
Abstain	6,308,754.09	2.325%	3.711%
Brk Non-Vote	28,325,789.64	10.439%	16.662%

TOTAL	170,005,657.55	62.654%	100.000%

2G. To amend fundamental investment restrictions relating to: Diversification of Investments

Affirmative	128,866,117.78	47.493%	75.801%
Against	6,776,060.67	2.497%	3.986%
Abstain	6,037,689.46	2.225%	3.551%
Brk Non-Vote	28,325,789.64	10.439%	16.662%

TOTAL	170,005,657.55	62.654%	100.000%

2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	126,253,683.83	46.530%	74.264%
Against	9,019,836.45	3.324%	5.306%
Abstain	6,406,347.63	2.361%	3.768%
Brk Non-Vote	28,325,789.64	10.439%	16.662%

TOTAL	170,005,657.55	62.654%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
October 22, 2013
Managers AMG Funds
Skyline Special Equities Portfolio

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	271,341,457.04

DOLLARS VOTED:	170,005,657.55

PERCENT PRESENT:	62.654%

48 Wall Street, New York, NY 10005

October 30, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: TimesSquare Small Cap Growth Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 908,446,509.21 dollars of TimesSquare Small Cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on October 30, 2013.

D.F. King & Co., Inc. has tabulated 579,725,594.71 dollars, which is 63.815% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
October 30, 2013
Managers AMG Funds
TimesSquare Small Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	415,024,667.04	45.685%	71.590%
Against	121,965,560.00	13.426%	21.039%
Abstain	30,507,001.31	3.358%	5.262%
Brk Non-Vote	12,228,366.37	1.346%	2.109%

TOTAL	579,725,594.71	63.815%	100.000%

2B. To amend fundamental investment restrictions relating to: Borrowing

Affirmative	403,822,136.18	44.452%	69.658%
Against	122,075,640.63	13.438%	21.057%
Abstain	41,599,451.54	4.579%	7.176%
Brk Non-Vote	12,228,366.37	1.346%	2.109%

TOTAL	579,725,594.71	63.815%	1.00.000%

2C. To amend fundamental investment restrictions relating to: Lending

Affirmative	414,867,212.16	45.667%	71.563%
Against	122,137,483.95	13.445%	21.068%
Abstain	30,492,532.24	3.357%	5.260%
Brk Non-Vote	12,228,366.37	1.346%	2.109%

TOTAL	579,725,594.71	63.815%	100.000%

2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	415,077,342.85	45.691%	71.599%
Against	121,943,533.60	13.423%	21.035%
Abstain	30,476,351.90	3.355%	5.257%
Brk Non-Vote	12,228,366.37	1.346%	2.109%

TOTAL	579,725,594.71	63.815%	100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	404,001,993.55	44.471%	69.689%
Against	121,864,680.32	13.415%	21.021%
Abstain	41,630,554.48	4.583%	7.181%
Brk Non-Vote	12,228,366.37	1.346%	2.109%

TOTAL	579,725,594.71	63.815%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
October 30, 2013
Managers AMG Funds
TimesSquare Small Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	414,935,396.10	45.675%	71.575%
Against	122,060,730.24	13.436%	21.055%
Abstain	30,501,102.01	3.358%	5.261%
Brk Non-Vote	12,228,366.37	1.346%	2.109%

TOTAL	579,725,594.71	63.815%	100.000%

2G. To amend fundamental investment restrictions relating to: Diversification of Investments

Affirmative	414,970,289.53	45.679%	71.580%
Against	121,977,319.88	13.427%	21.041%
Abstain	30,549,618.94	3.363%	5.270%
Brk Non-Vote	12,228,366.37	1.346%	2.109%

TOTAL	579,725,594.71	63.815%	100.000%

2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	364,281,291.94	40.099%	62.837%
Against	172,747,616.81	19.016%	29.798%
Abstain	30,468,319.59	3.354%	5.256%
Brk Non-Vote	12,228,366.37	1.346%	2.109%

TOTAL	579,725,594.71	63.815%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
October 30, 2013
Managers AMG Funds
TimesSquare Small Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	908,446,509.21

DOLLARS VOTED:	579,725,594.71

PERCENT PRESENT:	63.815%

48 Wall Street, New York, NY 10005

November 22, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: TimesSquare Small Cap Growth Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 908,446,509.21 dollars of TimesSquare Small Cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on November 22, 2013.

D.F. King & Co., Inc. has tabulated 658,059,996.00 dollars, which is 72.438% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
November 22, 2013
Managers AMG Funds
TimesSquare Small Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	442,504,516.34	48.711%	67.244%
Against	172,863,387.52	19.028%	26.269%
Abstain	30,463,725.77	3.353%	4.629%
Brk Non-Vote	12,228,366.37	1.346%	1.858%

TOTAL	658,059,996.00	72.438%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
November 22, 2013
Managers AMG Funds
TimesSquare Small Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	908,446,509.21

DOLLARS VOTED:	658,059,996.00

PERCENT PRESENT:	72.438%